EXHIBIT 10.3

EXECUTION COPY

CANADIAN GUARANTEE

CANADIAN GUARANTEE (this “Guarantee”) dated as of October 4, 2004, made among JOSTENS IH Corp., a Delaware corporation, (the “Borrower”), JOSTENS SECONDARY HOLDINGS CORP., a Delaware corporation (“Holdings”), the subsidiaries of the Borrower listed on Schedule 1 hereto (the “US Subsidiary Guarantors”, and together with the Borrower, Holdings and any other Person that may become a party hereto by executing a Supplement to this Guarantee substantially in the form of Annex A to this Guarantee, collectively, the “Canadian Guarantors” and each a “Canadian Guarantor”) and CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”) for the lenders (the “Lenders”) from time to time parties to the CREDIT AGREEMENT dated as of October 4, 2004, among the Borrower, JOSTENS CANADA LTD., a Manitoba corporation (the “Canadian Borrower” and, together with the Borrower, the “Borrowers”), Holdings, the Lenders, CREDIT SUISSE FIRST BOSTON, as administrative agent and the Canadian Administrative Agent.

W I T N E S S E T H:

WHEREAS, (a) pursuant to the Credit Agreement, the Canadian Lenders have severally agreed to make Loans to the Canadian Borrower and the Canadian Letter of Credit Issuer has agreed to issue Letters of Credit for the account of the Canadian Borrower (collectively, the “Extensions of Credit”) upon the terms and subject to the conditions set forth therein and (b) one or more Lenders or affiliates of Lenders may from time to time enter into Hedge Agreements with the Canadian Borrower;

WHEREAS, each Canadian Guarantor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit; and

WHEREAS, it is a condition precedent to the obligation of the Canadian Lenders and the Canadian Letter of Credit Issuer to make their respective Extensions of Credit to the Canadian Borrower under the Credit Agreement that the Canadian Guarantors shall have executed and delivered this Guarantee to the Canadian Administrative Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Canadian Administrative Agent, the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the Canadian Lenders and the Canadian Letter of Credit Issuer to make their respective Extensions of Credit to the Canadian Borrower under the Credit Agreement and to induce one or more Lenders or affiliates of Lenders to enter into Hedge Agreements with the Canadian Borrower, the

Canadian Guarantors hereby agree with the Canadian Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

1.  Defined Terms.

(a)  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)  As used herein, the term “Obligations” shall mean the collective reference to (i) the due and punctual payment required to be made by the Canadian Borrower of (x) the principal of and premium, if any, and interest at the applicable rate provided in the Credit Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (y) each payment required to be made by the Canadian Borrower under the Credit Agreement in respect of any Canadian Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (z) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Canadian Borrower under the Credit Agreement and the other Credit Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Canadian Borrower under or pursuant to the Credit Agreement and the other Credit Documents, (iii)  the due and punctual payment and performance of all obligations of the Canadian Borrower under each Hedge Agreement that (x) is in effect on the Closing Date with a counterparty that is a Lender or an affiliate of a Lender as of the Closing Date or (y) is entered into after the Closing Date with any counterparty that is a Lender or an affiliate of a Lender at the time such Hedge Agreement is entered into and (iv) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed by the Canadian Borrower to the Canadian Administrative Agent or its affiliates arising from or in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds.

(c)  As used herein, the term “Secured Parties” means any of the following to whom an Obligation is owing (i) the Lenders, (ii) the Letter of Credit Issuers, (iii) the Swingline Lender, (iv) the Administrative Agent, (v) the Canadian Administrative Agent, (vi) the other Agents, (vii) each counterparty to a Hedge Agreement the obligations under which constitute Obligations, (vii) the beneficiaries of each indemnification obligation undertaken by the Canadian Borrower under any Credit Document and (ix) any successors, indorsees, transferees and assigns of each of the foregoing.

(d)  References to “Lenders” in this Guarantee shall be deemed to include affiliates of Lenders that may from time to time enter into Hedge Agreements with the Canadian Borrower.

(e)  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section references are to Sections of this Guarantee unless otherwise specified.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

(f)  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2.  Guarantee.

(a)  Subject to the provisions of Section 2(b), each of the Canadian Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as a primary obligor and not merely as surety, to the Canadian Administrative Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b)  Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Canadian Guarantor hereunder and under any other Credit Documents shall in no event exceed the amount that can be guaranteed by such Canadian Guarantor under applicable laws relating to the insolvency of debtors.

(c)  Each Canadian Guarantor further agrees to pay any and all expenses (including all fees and disbursements of counsel) that may be paid or incurred by the Canadian Administrative Agent or any other Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Canadian Guarantor under this Guarantee.

(d)  Each Canadian Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Canadian Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Canadian Administrative Agent or any other Secured Party hereunder.

(e)  No payment or payments made by any of the Borrowers, any of the Canadian Guarantors, any other guarantor or any other Person or received or collected by the Canadian Administrative Agents or any other Secured Party from any of the Borrowers, any of the Canadian Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Canadian Guarantor hereunder, which shall, notwithstanding any such payment or payments other than payments made by such Canadian Guarantor in respect of the Obligations or payments received or collected from such Canadian Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Canadian Guarantor hereunder until the Obligations under the Credit Documents are paid in full, the Commitments are terminated and no Letters of Credit shall be outstanding.

(f)  As an original and independent obligation under this Guarantee, each Canadian Guarantor shall:  (a) indemnify the Canadian Administrative Agent and each of the other Secured Parties and keep the Canadian Administrative Agent and each of the other Secured Parties indemnified against any cost, loss, expense or liability of whatever kind resulting from the failure by the Canadian Borrower to make due and punctual payment of any of the Obligations or resulting from any of the Obligations being or becoming void, voidable, unenforceable or ineffective against the Canadian Borrower (including, but without limitation, all legal and other costs, charges and expenses incurred by the Canadian Administrative Agent or any of the other Secured Parties, in connection with preserving or enforcing, or attempting to preserve or enforce, its rights under this Guarantee and any cost or expense which is of the nature of extra-judicial professional fees payable by the Canadian Administrative Agent or any of the other Secured Parties in order to recover the capital and interest secured by any of the Canadian Security Documents even if such cost or expense cannot be secured by such Canadian Security Document); and (b) pay on demand the amount of such cost, loss, expense or liability whether or not the Canadian Administrative Agent or any of the other Secured Parties has attempted to enforce any rights against the Canadian Borrower or any other Person or otherwise.

(g)  The obligations of each Canadian Guarantor hereunder are independent of the Obligations and a separate action or actions may be brought and prosecuted against such Canadian Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Canadian Borrower or whether the Canadian Borrower is joined in any such actions or actions.

(h)  Each Canadian Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Canadian Administrative Agent or any other Secured Party on account of its liability hereunder, it will notify the Canadian Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

3.  Right of Contribution.  Each Canadian Guarantor hereby agrees that to the extent that a Canadian Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Canadian Guarantor shall be entitled to seek and receive contribution from and against any other Canadian Guarantor hereunder who has not paid its proportionate share of such payment.  Each Canadian Guarantor’s right of contribution shall be subject to the terms and conditions of Section 5 hereof.  The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Canadian Guarantor to the Canadian Administrative Agent and the other Secured Parties, and each Canadian Guarantor shall remain liable to the Canadian Administrative Agent and the other Secured Parties for the full amount guaranteed by such Canadian Guarantor hereunder.

4.  Right of Set-off.  In addition to any rights and remedies of the Secured Parties provided by law, each Canadian Guarantor hereby irrevocably authorizes each Secured Party at any time and from time to time following the occurrence and during the continuance of an Event of Default without notice to such Canadian Guarantor or any other Canadian Guarantor, any such notice being expressly waived by each Canadian Guarantor, upon any amount becoming due and payable by such Canadian Guarantor hereunder (whether at stated maturity, by acceleration or otherwise), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Canadian Guarantor.  Each Secured Party shall notify such Canadian Guarantor promptly of any such set-off and the appropriation and application made by such Secured Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.

5.  No Subrogation.  Notwithstanding any payment or payments made by any of the Canadian Guarantors hereunder or any set-off or appropriation and application of funds of any of the Canadian Guarantors by the Canadian Administrative Agent or any other Secured Party, no Canadian Guarantor shall be entitled to be subrogated to any of the rights of the Canadian Administrative Agent or any other Secured Party against the Canadian Borrower or any other Canadian Guarantor or any collateral security or guarantee or right of offset held by the Canadian Administrative Agent or any other Secured Party for the payment of the Obligations, nor shall any Canadian Guarantor seek or be entitled to seek any contribution or reimbursement from the Canadian Borrower or any other Canadian Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Canadian Administrative Agent and the other Secured Parties by the Credit Parties on account of the Obligations under the Credit Documents are paid in full, the Commitments are terminated and no Letters of Credit shall be outstanding.  If any amount shall be paid to any Canadian Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held by such Canadian Guarantor in trust for the Canadian Administrative Agent and the other Secured Parties, segregated from other funds of such Canadian Guarantor, and shall, forthwith upon receipt by such Canadian Guarantor, be turned over to the Canadian Administrative Agent in the exact form received by such Canadian Guarantor (duly indorsed by such Guarantor to the Canadian Administrative Agent, if required), to be applied against the Obligations, whether due or to become due, in such order as the Canadian Administrative Agent may determine.

6.  Amendments, etc. with Respect to the Obligations; Waiver of Rights.  Each Canadian Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Canadian Guarantor and without notice to or further assent by any Canadian Guarantor, (a) any demand for payment of any of the Obligations made by the Canadian Administrative Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Canadian Administrative Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents, the Letters of Credit and any other documents executed and delivered in connection therewith and the Hedge Agreements and any other documents executed and delivered in connection therewith and any documents entered into with the Canadian Administrative Agent or any of its affiliates in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds may be amended, modified, supplemented or terminated, in whole or in part, as the Canadian Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Hedge Agreement or documents entered into with the Canadian Administrative Agent or any of its affiliates in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds, the party thereto) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Canadian Administrative Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Canadian Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.  When making any demand hereunder against any Canadian Guarantor, the Canadian Administrative Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on the Canadian Borrower or any Canadian Guarantor or other guarantor of the Obligations, and any failure by the Canadian Administrative Agent or any other Secured Party to make any such demand or to collect any payments from the Canadian Borrower or any Canadian Guarantor or other guarantor of the Obligations or any release of the Canadian Borrower or any Canadian Guarantor or other guarantor of the Obligations shall not relieve any Canadian Guarantor in respect of which a demand or collection is not made or any Canadian Guarantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Canadian Administrative Agent or any other Secured Party against any Canadian Guarantor.  For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

7.  Guarantee Absolute and Unconditional.  Each Canadian Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Obligations, and notice of or proof of reliance by the Canadian Administrative Agent or any other Secured Party upon this Guarantee or acceptance of this Guarantee, and the Obligations or any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Guarantee; and all dealings between the Canadian Borrower and any of the Canadian Guarantors, on the one hand, and the Canadian Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee.  Each Canadian Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Canadian Borrower or any of the Canadian Guarantors with respect to the Obligations.  Each Canadian Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any other Credit Document, any Letter of Credit or any Hedge Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Canadian Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by Canadian Borrower against the Canadian Administrative Agent or any other Secured Party or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Canadian Borrower or such Canadian Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of the Canadian Borrower for the Obligations, or of such Canadian Guarantor under this Guarantee, in bankruptcy or in any other instance.  When pursuing its rights and remedies hereunder against any Canadian Guarantor, the Canadian Administrative Agent and any other Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Canadian Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Canadian Administrative Agent or any other Secured Party to pursue such other rights or remedies or to collect any payments from the Canadian Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Canadian Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Canadian Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Canadian Administrative Agent and the other Secured Parties against such Canadian Guarantor.  This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Canadian Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Canadian Administrative Agent and the other Secured Parties, and their respective successors, indorsees, transferees and assigns, until all the Obligations under the Credit Documents shall have been satisfied by payment in full, the Commitments shall be terminated and no Letters of Credit shall be outstanding, notwithstanding that from time to time during the term of the Credit Agreement and any Hedge Agreement the Credit Parties may be free from any Obligations.

8.  Reinstatement.  This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Canadian Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Canadian Borrower or any Canadian Guarantor, or upon or as a result of the appointment of a receiver, interim receiver, receiver and manager, intervenor or conservator of, or trustee or similar officer for, the Canadian Borrower or any Canadian Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

9.  Payments.

(a)  Each Canadian Guarantor hereby guarantees that payments hereunder will be paid to the Canadian Administrative Agent without set-off or counterclaim in the currency in which the underlying Obligation is owed at the Canadian Administrative Agent’s Office.

(b)  Subject to the following sentence, all payments made by or on behalf of any Canadian Guarantor under this Guarantee or any other Credit Document shall be made free and clear of, and without deduction or withholding for or on account of, any current or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding (i) net income taxes, franchise taxes (imposed in lieu of net income taxes) and capital taxes imposed on the Canadian Administrative Agent or any Canadian Lender and (ii) any taxes imposed on the Canadian Administrative Agent or any Canadian Lender as a result of a current or former connection between the Canadian Administrative Agent or such Canadian Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Canadian Administrative Agent or such Canadian Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Guarantee).  If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) are required to be withheld from any amounts payable under this Guarantee, the Canadian Guarantors shall increase the amounts payable to the Canadian Administrative Agent or such Canadian Lender to the extent necessary to yield to the Canadian Administrative Agent or such Canadian Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Guarantee.  Whenever any Non-Excluded Taxes are payable by any Canadian Guarantor, as promptly as possible thereafter such Canadian Guarantor shall send to the Canadian Administrative Agent for its own account or for the account of such Canadian Lender, as the case may be, a certified copy of an original official receipt (or other evidence acceptable to such Canadian Lender, acting reasonably) received by such Canadian Guarantor showing payment thereof.  If any Canadian Guarantor fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Canadian Administrative Agent the required receipts or other required documentary evidence, such Canadian Guarantor shall indemnify the Canadian Administrative Agent and the Canadian Lenders for any incremental taxes, interest, costs or penalties that may become payable by the Canadian Administrative Agent or any Canadian Lender as a result of any such failure.  The agreements in this Section 9(b) shall survive the termination of this Guarantee and the payment of the Obligations and all other amounts payable hereunder.  The Canadian Guarantors shall not be required to indemnify or pay any additional amounts to any Lender or Administrative Agent in respect of Canadian withholding tax pursuant to paragraph (a) above to the extent that such Non-Excluded Taxes result from a failure by the Lender or Administrative Agent to comply with any certification, identification, information, documentation or other reporting requirement (collectively referred to in this Section 9(b) as a “Reporting Requirement”) if (i) compliance is required by law, regulation, administrative practice or any applicable tax treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of Non-Excluded Taxes, and (ii) the Canadian Guarantor has first made written request to the Canadian Administrative Agent that the Lender or Administrative Agent comply with the particular Reporting Requirement (identified specifically in such request) and the Lender or Administrative Agent, as applicable, has not complied with such Reporting Requirement within 30 Business Days of such written request; provided however that no Canadian Guarantor shall be relieved of its obligation to indemnify or pay additional amounts to a Lender or Administrative Agent (x) where such obligation arose prior to Canadian Guarantor’s written request to Canadian Administrative Agent respecting such Reporting Requirement, (y) if, by reason of any change in any law, regulation, administrative practice or applicable tax treaty occurring after the date hereof, the Lender or Administrative Agent, as applicable, is unable to duly comply with such Reporting Requirement, or (z) to the extent that the additional payment or indemnity compensates the Lender or Administrative Agent for an amount to which the Lender or Administrative Agent would have been entitled to receive under paragraph (a) had the Lender or Administrative Agent, as applicable complied with the Reporting Requirement.

(c)  The obligations of the Canadian Guarantors hereunder and under the other Credit Documents to make payments in Dollars or in Canadian Dollars, as the case may be (the “Obligation Currency”), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Canadian Administrative Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Canadian Administrative Agent or Lender under this Guarantee or the other Credit Documents.  If, for the purpose of obtaining or enforcing judgment against any Canadian Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange prevailing, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Canadian Guarantors each covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

For purposes of determining the prevailing rate of exchange, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

(d)  If any Canadian Guarantor determines in good faith that a reasonable basis exists for contesting any taxes for which indemnification has been demanded hereunder, the relevant Canadian Lender or the Canadian Administrative Agent, as applicable, shall cooperate with such Canadian Guarantor in challenging such taxes at such Canadian Guarantor’s expense if so requested by such Canadian Guarantor.  If any Canadian Lender or the Canadian Administrative Agent receives a refund of a tax for which a payment has been made by any Canadian Guarantor pursuant to this Guarantee, which refund in the good faith judgment of such Canadian Lender or Canadian Administrative Agent, as the case may be, is attributable to such payment by any Canadian Guarantor, then the Canadian Lender or the Canadian Administrative Agent, as the case may be, shall reimburse the Canadian Guarantor for such amount (together with any interest received thereon) as the Canadian Lender or Canadian Administrative Agent, as the case may be, determines to be the proportion of the refund as will leave it, after such reimbursement, in no better or worse position than it would have been in if the payment had not been required.  A Canadian Lender or the Canadian Administrative Agent shall claim any refund that it determines is available to it, unless it concludes in its reasonable discretion that it would be adversely affected by making such a claim.  Neither any Canadian Lender, nor the Canadian Administrative Agent shall be obliged to disclose any information regarding its tax affairs or computations to the Canadian Guarantor in connection with this paragraph (d) or any other provision of this Section 9.

(e)  Notwithstanding paragraph (b) of this section 9, no Canadian Guarantor shall be required to indemnify or pay any additional amounts in respect of Canadian withholding tax imposed under Part XIII of the Tax Act applicable to any amount payable under this Guarantee to any Lender that is not a resident of Canada for the purposes of the Tax Act, except if any such Loans were assigned, participated or transferred to such Lender at the request of the Canadian Borrower or were assigned, participated or transferred to such Lender following the occurrence of an during the continuance of an Event of Default pursuant to Section 11.1 or 11.5 of the Credit Agreement.

10.  Representations and Warranties; Covenants.

(a)  Each Canadian Guarantor hereby represents and warrants that the representations and warranties set forth in Section 8 of the Credit Agreement as they relate to such Canadian Guarantor or in the other Credit Documents to which such Canadian Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Canadian Administrative Agent and each other Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

(b)  Each Canadian Guarantor hereby covenants and agrees with the Canadian Administrative Agent and each other Secured Party that, from and after the date of this Guarantee until the Obligations under the Credit Documents are paid in full, the

Commitments are terminated and no Letter of Credit remains outstanding, such Canadian Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 9 or 10 of the Credit Agreement, and so that no Default or Event of Default, is caused by any act or failure to act of such Canadian Guarantor or any of its Subsidiaries.

(c)  Each Canadian Guarantor organized under the laws of any Province of Canada represents and warrants that there is no reasonable ground to believe that as a consequence of the giving of this Guarantee, (i) it could not discharge its liabilities when due, or (ii) the book value of its assets would be less than the sum of its liabilities and its issued and paid-up share capital account.

11.  Authority of Agent.  Each Canadian Guarantor acknowledges that the rights and responsibilities of the Canadian Administrative Agent under this Guarantee with respect to any action taken by the Canadian Administrative Agent or the exercise or non-exercise by the Canadian Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Canadian Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Canadian Administrative Agent and such Canadian Guarantor, the Canadian Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Canadian Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

12.  Notices.  All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement.  All communications and notices hereunder to each Canadian Guarantor shall be given to it in care of the Canadian Borrower at the Canadian Borrower’s address set forth in Section 13.2 of the Credit Agreement.

13.  Counterparts.  This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Guarantee signed by all the parties shall be lodged with the Canadian Administrative Agent and the Canadian Borrower.

14.  Severability.  Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

15.  Integration.  This Guarantee represents the agreement of each Canadian Guarantor and the Canadian Administrative Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Canadian Administrative Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

16.  Amendments in Writing; No Waiver; Cumulative Remedies.

(a)  None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Canadian Guarantor(s) and the Canadian Administrative Agent in accordance with Section 13.1 of the Credit Agreement.

(b)  Neither the Canadian Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of the Canadian Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Canadian Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Canadian Administrative Agent or any Secured Party would otherwise have on any future occasion.

(c)  The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

17.  Section Headings.  The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

18.  Successors and Assigns.  This Guarantee shall be binding upon the successors and assigns of each Canadian Guarantor and shall inure to the benefit of the Canadian Administrative Agent and the other Secured Parties and their respective successors and assigns except that no Canadian Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Canadian Administrative Agent or as otherwise permitted under the Credit Agreement.

19.  Additional Guarantors.  Each Person that is required to become a party to this Guarantee pursuant to Section 9.11 of the Credit Agreement shall become a Canadian Guarantor, with the same force and effect as if originally named as a Canadian

Guarantor herein, for all purposes of this Guarantee upon execution and delivery by such Person of a Supplement in the form of Annex A hereto.  The execution and delivery of any instrument adding an additional Canadian Guarantor as a party to this Guarantee shall not require the consent of any other Canadian Guarantor hereunder.  The rights and obligations of each Canadian Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Canadian Guarantor as a party to this Guarantee.

20.  WAIVER OF JURY TRIAL.  EACH CANADIAN GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

21.  Submission to Jurisdiction; Waivers.  Each Canadian Guarantor hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Canadian Guarantor at its address referred to in Section 12 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d)  agrees that nothing herein shall affect the right of the Canadian Administrative Agent or any other Secured Party to effect service of process in any other manner permitted by law or shall limit the right of the Canadian Administrative Agent or any other Secured Party to sue in any other jurisdiction; and

(e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 21 any special, exemplary, punitive or consequential damages.

22.  GOVERNING LAW.  THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

JOSTENS IH CORP.

By	/s/ David A. Tayeh
Name: David A. Tayeh
Title: Secretary

JOSTENS SECONDARY HOLDINGS CORP.

By	/s/ Marie Hlavaty
Name: Marie Hlavaty
Title: Secretary, Treasurer

Each of the US Subsidiary Guarantors listed on Schedule I

By	/s/ David A. Tayeh
Name: David A. Tayeh
Title: Secretary

CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

By	/s/ Peter Chauvin
Name: Peter Chauvin
Title: Vice President

By	/s/ Alain Daoust
Name: Alain Daoust
Title: Director

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

JOSTENS IH CORP.

By
Name:
Title:

JOSTENS SECONDARY HOLDINGS CORP.

By
Name:
Title:

Each of the US Subsidiary Guarantors listed on Schedule I
IST, Corp.

By	/s/ Kenneth A. Budde
	Name:	Kenneth A. Budde
	Title:	Secretary

CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

By
Name:
Title:

By
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

JOSTENS IH CORP.

By
Name:
Title:

JOSTENS SECONDARY HOLDINGS CORP.

By
Name:
Title:

Each of the US Subsidiary Guarantors listed on Schedule I
AHC I ACQUISITION CORP.

By	/s/ Kenneth A. Budde
	Name:	Kenneth A. Budde
	Title:	Secretary

CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

By
Name:
Title:

By
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

JOSTENS IH CORP.

By
Name:
Title:

JOSTENS SECONDARY HOLDINGS CORP.

By
Name:
Title:

Each of the US Subsidiary Guarantors listed on Schedule I
AKI HOLDING CORP.

By	/s/ Kenneth A. Budde
	Name:	Kenneth A. Budde
	Title:	Secretary

CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

By
Name:
Title:

By
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

JOSTENS IH CORP.

By
Name:
Title:

JOSTENS SECONDARY HOLDINGS CORP.

By
Name:
Title:

Each of the US Subsidiary Guarantors listed on Schedule I
AKI, INC.

By	/s/ Kenneth A. Budde
	Name:	Kenneth A. Budde
	Title:	Secretary

CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

By
Name:
Title:

By
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

JOSTENS IH CORP.

By
Name:
Title:

JOSTENS SECONDARY HOLDINGS CORP.

By
Name:
Title:

Each of the US Subsidiary Guarantors listed on Schedule I
ANTHOLOGY, INC.

By	/s/ Robert S. Mathews
	Name:	Robert S. Mathews
	Title:	President

CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

By
Name:
Title:

By
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

JOSTENS IH CORP.

By
Name:
Title:

JOSTENS SECONDARY HOLDINGS CORP.

By
Name:
Title:

Each of the US Subsidiary Guarantors listed on Schedule I
VON HOFFMANN CORPORATION

By	/s/ Robert S. Mathews
	Name:	Robert S. Mathews
	Title:	President

CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

By
Name:
Title:

By
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

JOSTENS IH CORP.

By
Name:
Title:

JOSTENS SECONDARY HOLDINGS CORP.

By
Name:
Title:

Each of the US Subsidiary Guarantors listed on Schedule I
VON HOFFMANN HOLDINGS INC.

By	/s/ Robert S. Mathews
	Name:	Robert S. Mathews
	Title:	President

CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

By
Name:
Title:

By
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

JOSTENS IH CORP.

By
Name:
Title:

JOSTENS SECONDARY HOLDINGS CORP.

By
Name:
Title:

Each of the US Subsidiary Guarantors listed on Schedule I
THE LEHIGH PRESS, INC.

By	/s/ Robert S. Mathews
	Name:	Robert S. Mathews
	Title:	President

CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

By
Name:
Title:

By
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

JOSTENS IH CORP.

By
Name:
Title:

JOSTENS SECONDARY HOLDINGS CORP.

By
Name:
Title:

Each of the US Subsidiary Guarantors listed on Schedule I
PRECISION OFFSET PRINTING COMPANY, INC.

By	/s/ Robert S. Mathews
	Name:	Robert S. Mathews
	Title:	President

CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

By
Name:
Title:

By
Name:
Title:

ANNEX A TO THE

CANADIAN GUARANTEE

SUPPLEMENT NO. [  ] dated as of [            ], 200_ to the CANADIAN GUARANTEE (the “Canadian Guarantee”) dated as of October 4, 2004, made among JOSTENS IH CORP. (the “Borrower”), JOSTENS SECONDARY HOLDINGS CORP. (“Holdings”), the US Subsidiary Guarantors party thereto (the “U.S. Subsidiary Guarantors” and, together with the Borrower and Holdings, the “Canadian Guarantors”) and CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”) for the Lenders from time to time parties to the Credit Agreement referred to below.

A.  Reference is made to the Credit Agreement dated as of October 4, 2004, among the Borrower, JOSTENS CANADA LTD., a Manitoba corporation (the “Canadian Borrower” and, together with the Borrower, the “Borrowers”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the “Administrative Agent”) and the Canadian Administrative Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Canadian Guarantee.

C.  The Canadian Guarantors have entered into the Canadian Guarantee in order to induce the Canadian Administrative Agent, the Canadian Lenders and the Canadian Letter of Credit Issuer to enter into the Credit Agreement and to induce the Canadian Lenders and the Canadian Letter of Credit Issuer to make their respective Extensions of Credit to the Canadian Borrower under the Credit Agreement and to induce one or more Lenders or affiliates of Lenders to enter into Hedge Agreements with the Canadian Borrower.  Section 9.11 of the Credit Agreement and Section 19 of the Canadian Guarantee provide that additional Subsidiaries of the Borrower or the Canadian Borrower may become Canadian Guarantors under the Canadian Guarantee by execution and delivery of an instrument in the form of this Supplement.  Each undersigned Subsidiary of the Borrower or the Canadian Borrower, as applicable (each a “New Canadian Guarantor” and, collectively, the “New Canadian Guarantors”), is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Canadian Guarantor under the Canadian Guarantee in order to induce the Canadian Lenders and the Canadian Letter of Credit Issuer to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.

Accordingly, the Canadian Administrative Agent and each New Canadian Guarantor agrees as follows:

SECTION 1.  In accordance with Section 19 of the Canadian Guarantee, each New Canadian Guarantor by its signature below becomes a Canadian Guarantor under the Canadian Guarantee with the same force and effect as if originally named therein as a Canadian Guarantor and each New Canadian Guarantor hereby (a) agrees to all the terms and provisions of the Canadian Guarantee applicable to it as a Canadian Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Canadian Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a Canadian Guarantor in the Canadian Guarantee shall be deemed to include each New Canadian Guarantor.  The Canadian Guarantee is hereby incorporated herein by reference.

SECTION 2.  Each New Canadian Guarantor represents and warrants to the Canadian Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Supplement signed by all the parties shall be lodged with the Canadian Borrower and the Canadian Administrative Agent.  This Supplement shall become effective as to each New Canadian Guarantor when the Canadian Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Canadian Guarantor and the Canadian Administrative Agent.

SECTION 4.  Except as expressly supplemented hereby, the Canadian Guarantee shall remain in full force and effect.

SECTION 5.  THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Canadian Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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SECTION 7.  All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement.  All communications and notices hereunder to each New Canadian Guarantor shall be given to it in care of the Canadian Borrower at the Canadian Borrower’s address set forth in Section 13.2 of the Credit Agreement.

SECTION 8.  Each New Canadian Guarantor agrees to reimburse the Canadian Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Canadian Administrative Agent.

IN WITNESS WHEREOF, each New Canadian Guarantor and the Administrative Agent have duly executed this Supplement to the Canadian Guarantee as of the day and year first above written.

[NAME OF NEW CANADIAN GUARANTOR]

By

Name:
Title:

CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, AS ADMINISTRATIVE AGENT

by

Name:
Title:

by

Name:
Title:

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